INVESCO INTERNATIONAL ALLOCATION FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 12/31/2017
FILE NUMBER :      811-2699
SERIES NO.:        17

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                      $ 1,999
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                      $     9
                               Class C                      $   299
                               Class R                      $    82
                               Class Y                      $   423
                               Class R5                     $   190
                               Class R6                     $     0

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                      $0.2425
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                      $0.1534
                               Class C                      $0.1534
                               Class R                      $0.2131
                               Class Y                      $0.2729
                               Class R5                     $0.2930
                               Class R6                     $0.3041

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                        8,392
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                           52
                               Class C                        1,986
                               Class R                          391
                               Class Y                        1,566
                               Class R5                         665
                               Class R6                           1

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                      $ 12.21
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                      $ 12.24
                               Class C                      $ 12.23
                               Class R                      $ 12.22
                               Class Y                      $ 12.16
                               Class R5                     $ 12.19
                               Class R6                     $ 12.19

INVESCO SMALL CAP GROWTH FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 12/31/2017
FILE NUMBER :      811-2699
SERIES NO.:        7

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                          $    --
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                          $    --
                               Class C                          $    --
                               Class R                          $    --
                               Class Y                          $    23
                               Investor Class                   $    --
                               Class R5                         $   133
                               Class R6                         $    30

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                          $    --
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                          $    --
                               Class C                          $    --
                               Class R                          $    --
                               Class Y                          $0.0046
                               Investor Class                   $    --
                               Class R5                         $0.0046
                               Class R6                         $0.0046

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                           16,564
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                               28
                               Class C                              573
                               Class R                            3,926
                               Class Y                            5,418
                               Investor Class                     6,148
                               Class R5                          30,749
                               Class R6                           7,197

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                          $ 37.31
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                          $ 25.39
                               Class C                          $ 25.33
                               Class R                          $ 34.58
                               Class Y                          $ 38.43
                               Investor Class                   $ 39.21
                               Class R5                         $ 42.02
                               Class R6                         $ 42.20

INVESCO GLOBAL LOW VOLATILITY EQUITY YIELD FUND                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 12/31/2017
FILE NUMBER :      811-2699
SERIES NO.:        9

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                      $ 2,741
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                      $    17
                               Class C                      $   217
                               Class R                      $    43
                               Class Y                      $   151
                               Class R5                     $    36
                               Class R6                     $     0

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                      $0.4108
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                      $0.2929
                               Class C                      $0.2924
                               Class R                      $0.3776
                               Class Y                      $0.4457
                               Class R5                     $0.4736
                               Class R6                     $0.3552

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                        6,373
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                           39
                               Class C                          698
                               Class R                          107
                               Class Y                          338
                               Class R5                          74
                               Class R6                           1

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                      $ 13.89
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                      $ 13.15
                               Class C                      $ 13.13
                               Class R                      $ 13.91
                               Class Y                      $ 13.93
                               Class R5                     $ 14.06
                               Class R6                     $ 14.06

INVESCO GROWTH ALLOCATION FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 12/31/2017
FILE NUMBER :      811-2699
SERIES NO.:        11

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                      $15,252
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                      $   162
                               Class C                      $ 1,556
                               Class R                      $   334
                               Class S                      $   483
                               Class Y                      $   215
                               Class R5                     $     1
                               Class R6                     $     0

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                      $0.2945
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                      $0.1700
                               Class C                      $0.1700
                               Class R                      $0.2530
                               Class S                      $0.3104
                               Class Y                      $0.3344
                               Class R5                     $0.3517
                               Class R6                      0.3517

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                       52,630
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                          884
                               Class C                        9,252
                               Class R                        1,349
                               Class S                        1,581
                               Class Y                          659
                               Class R5                           2
                               Class R6                           1

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                      $ 16.05
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                      $ 15.90
                               Class C                      $ 15.91
                               Class R                      $ 16.01
                               Class S                      $ 16.03
                               Class Y                      $ 16.02
                               Class R5                     $ 16.12
                               Class R6                     $ 16.11

INVESCO MODERATE ALLOCATION FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 12/31/2017
FILE NUMBER :      811-2699
SERIES NO.:        12

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                      $14,295
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                      $   179
                               Class C                      $ 2,245
                               Class R                      $   343
                               Class S                      $   739
                               Class Y                      $   199
                               Class R5                     $     1
                               Class R6                     $     0

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                      $0.3334
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                      $0.2309
                               Class C                      $0.2308
                               Class R                      $0.2993
                               Class S                      $0.3468
                               Class Y                      $0.3678
                               Class R5                     $0.3770
                               Class R6                     $0.3021

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                       42,946
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                          504
                               Class C                        9,798
                               Class R                        1,149
                               Class S                        2,141
                               Class Y                          578
                               Class R5                           1
                               Class R6                           1

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                      $ 13.62
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                      $ 13.52
                               Class C                      $ 13.51
                               Class R                      $ 13.59
                               Class S                      $ 13.61
                               Class Y                      $ 13.63
                               Class R5                     $ 13.68
                               Class R6                     $ 13.67

INVESCO CONSERVATIVE ALLOCATION FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 12/31/2017
FILE NUMBER :      811-2699
SERIES NO.:        15

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                      $ 6,814
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                      $    82
                               Class C                      $ 1,494
                               Class R                      $   223
                               Class S                      $    64
                               Class Y                      $   185
                               Class R5                     $     0
                               Class R6                     $     0

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                      $0.3382
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                      $0.2478
                               Class C                      $0.2484
                               Class R                      $0.3079
                               Class S                      $0.3503
                               Class Y                      $0.3669
                               Class R5                     $0.3732
                               Class R6                     $0.3083

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                       20,124
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                          239
                               Class C                        6,065
                               Class R                          722
                               Class S                          181
                               Class Y                          536
                               Class R5                           1
                               Class R6                           1

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                      $ 11.63
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                      $ 11.49
                               Class C                      $ 11.51
                               Class R                      $ 11.58
                               Class S                      $ 11.64
                               Class Y                      $ 11.62
                               Class R5                     $ 11.68
                               Class R6                     $ 11.67

INVESCO INCOME ALLOCATION FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 12/31/2017
FILE NUMBER :      811-2699
SERIES NO.:        16

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                      $13,007
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                      $    38
                               Class C                      $ 3,632
                               Class R                      $   181
                               Class Y                      $ 2,205
                               Class R5                     $    61
                               Class R6                     $     0

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                      $0.3930
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                      $0.3071
                               Class C                      $0.3067
                               Class R                      $0.3642
                               Class Y                      $0.4215
                               Class R5                     $0.4217
                               Class R6                     $0.3115

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                       33,502
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                           73
                               Class C                       12,559
                               Class R                          594
                               Class Y                        6,575
                               Class R5                         180
                               Class R6                           1

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                      $ 11.70
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                      $ 11.72
                               Class C                      $ 11.71
                               Class R                      $ 11.70
                               Class Y                      $ 11.70
                               Class R5                     $ 11.70
                               Class R6                     $ 11.70

INVESCO INTERNATIONAL ALLOCATION FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 12/31/2017
FILE NUMBER :      811-2699
SERIES NO.:        17

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                      $ 1,999
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                      $     9
                               Class C                      $   299
                               Class R                      $    82
                               Class Y                      $   423
                               Class R5                     $   190
                               Class R6                     $     0

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                      $0.2425
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                      $0.1534
                               Class C                      $0.1534
                               Class R                      $0.2131
                               Class Y                      $0.2729
                               Class R5                     $0.2930
                               Class R6                     $0.3041

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                        8,392
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                           52
                               Class C                        1,986
                               Class R                          391
                               Class Y                        1,566
                               Class R5                         665
                               Class R6                           1

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                      $ 12.21
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                      $ 12.24
                               Class C                      $ 12.23
                               Class R                      $ 12.22
                               Class Y                      $ 12.16
                               Class R5                     $ 12.19
                               Class R6                     $ 12.19

INVESCO BALANCED-RISK RETIREMENT NOW FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 12/31/2017
FILE NUMBER :      811-2699
SERIES NO.:        18

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                    $   184
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class AX                   $   142
                               Class B                    $     1
                               Class C                    $    56
                               Class CX                   $    18
                               Class R                    $    25
                               Class RX                   $     2
                               Class Y                    $     6
                               Class R5                   $     2
                               Class R6                   $    12

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                    $0.1586
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class AX                   $0.1584
                               Class B                    $0.1375
                               Class C                    $0.1376
                               Class CX                   $0.1375
                               Class R                    $0.1516
                               Class RX                   $0.1515
                               Class Y                    $0.1659
                               Class R5                   $0.1658
                               Class R6                   $0.1658

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                      1,188
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class AX                       900
                               Class B                          3
                               Class C                        419
                               Class CX                       137
                               Class R                        164
                               Class RX                        10
                               Class Y                         36
                               Class R5                        15
                               Class R6                        75

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                    $  8.47
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class AX                   $  8.45
                               Class B                    $  8.16
                               Class C                    $  8.17
                               Class CX                   $  8.17
                               Class R                    $  8.37
                               Class RX                   $  8.36
                               Class Y                    $  8.57
                               Class R5                   $  8.56
                               Class R6                   $  8.56

INVESCO BALANCED-RISK RETIREMENT 2020 FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 12/31/2017
FILE NUMBER :      811-2699
SERIES NO.:        20

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                    $ 1,048
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class AX                   $   188
                               Class B                    $     9
                               Class C                    $   156
                               Class CX                   $    24
                               Class R                    $   190
                               Class RX                   $    11
                               Class Y                    $    60
                               Class R5                   $    23
                               Class R6                   $    93

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                    $0.2663
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class AX                   $0.2663
                               Class B                    $0.1936
                               Class C                    $0.1936
                               Class CX                   $0.1936
                               Class R                    $0.2425
                               Class RX                   $0.2425
                               Class Y                    $0.2900
                               Class R5                   $0.2900
                               Class R6                   $0.2900

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                      4,025
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class AX                       720
                               Class B                         44
                               Class C                        821
                               Class CX                       127
                               Class R                        777
                               Class RX                        47
                               Class Y                        213
                               Class R5                        80
                               Class R6                       331

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                    $  9.05
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class AX                   $  9.05
                               Class B                    $  8.96
                               Class C                    $  8.94
                               Class CX                   $  8.94
                               Class R                    $  9.01
                               Class RX                   $  9.01
                               Class Y                    $  9.04
                               Class R5                   $  9.09
                               Class R6                   $  9.10

INVESCO BALANCED-RISK RETIREMENT 2030 FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 12/31/2017
FILE NUMBER :      811-2699
SERIES NO.:        21

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                    $ 1,209
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class AX                   $   133
                               Class B                    $     8
                               Class C                    $   255
                               Class CX                   $    16
                               Class R                    $   216
                               Class RX                   $    15
                               Class Y                    $    29
                               Class R5                   $    24
                               Class R6                   $    97

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                    $0.2566
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class AX                   $0.2566
                               Class B                    $0.1905
                               Class C                    $0.1905
                               Class CX                   $0.1905
                               Class R                    $0.2343
                               Class RX                   $0.2343
                               Class Y                    $0.2792
                               Class R5                   $0.2792
                               Class R6                   $0.2792

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                      4,770
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class AX                       531
                               Class B                         36
                               Class C                      1,384
                               Class CX                        84
                               Class R                        985
                               Class RX                        65
                               Class Y                        102
                               Class R5                        87
                               Class R6                       358

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                    $  8.71
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class AX                   $  8.72
                               Class B                    $  8.63
                               Class C                    $  8.62
                               Class CX                   $  8.63
                               Class R                    $  8.67
                               Class RX                   $  8.66
                               Class Y                    $  8.73
                               Class R5                   $  8.76
                               Class R6                   $  8.75

INVESCO BALANCED-RISK RETIREMENT 2040 FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 12/31/2017
FILE NUMBER :      811-2699
SERIES NO.:        22

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                    $ 1,229
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class AX                   $    99
                               Class B                    $     8
                               Class C                    $   202
                               Class CX                   $     7
                               Class R                    $   272
                               Class RX                   $     6
                               Class Y                    $    35
                               Class R5                   $    16
                               Class R6                   $   128

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                    $0.3151
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class AX                   $0.3151
                               Class B                    $0.2558
                               Class C                    $0.2558
                               Class CX                   $0.2558
                               Class R                    $0.2955
                               Class RX                   $0.2955
                               Class Y                    $0.3349
                               Class R5                   $0.3349
                               Class R6                   $0.3349

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                      4,029
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class AX                       326
                               Class B                         30
                               Class C                        811
                               Class CX                        27
                               Class R                        968
                               Class RX                        20
                               Class Y                        107
                               Class R5                        52
                               Class R6                       399

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                    $  7.94
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class AX                   $  7.93
                               Class B                    $  7.86
                               Class C                    $  7.85
                               Class CX                   $  7.84
                               Class R                    $  7.90
                               Class RX                   $  7.90
                               Class Y                    $  7.96
                               Class R5                   $  7.98
                               Class R6                   $  7.97

INVESCO BALANCED-RISK RETIREMENT 2050 FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2017
FILE NUMBER :       811-2699
SERIES NO.:         23

72DD.                        1 Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                    $   909
                             2 Dividends for a second class of open-end company shares (000's Omitted)
                               Class AX                   $    43
                               Class B                    $     4
                               Class C                    $   200
                               Class CX                   $     5
                               Class R                    $   172
                               Class RX                   $     2
                               Class Y                    $   190
                               Class R5                   $     5
                               Class R6                   $    71

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                             1 Dividends from net investment income
                               Class A                    $0.3397
                             2 Dividends for a second class of open-end company shares (000's Omitted)
                               Class AX                   $0.3397
                               Class B                    $0.2819
                               Class C                    $0.2819
                               Class CX                   $0.2819
                               Class R                    $0.3209
                               Class RX                   $0.3209
                               Class Y                    $0.3574
                               Class R5                   $0.3574
                               Class R6                   $0.3574

74U.                         1 Number of shares outstanding (000's Omitted)
                               Class A                    2,705
                             2 Dividends for a second class of open-end company shares (000's Omitted)
                               Class AX                       131
                               Class B                         12
                               Class C                        761
                               Class CX                        19
                               Class R                        545
                               Class RX                         7
                               Class Y                        544
                               Class R5                        15
                               Class R6                       209

74V.                         1 Net asset value per share (to nearest cent)
                               Class A                    $7.80
                             2 Dividends for a second class of open-end company shares (000's Omitted)
                               Class AX                   $  7.80
                               Class B                    $  7.68
                               Class C                    $  7.69
                               Class CX                   $  7.69
                               Class R                    $  7.75
                               Class RX                   $  7.76
                               Class Y                    $  7.82
                               Class R5                   $  7.83
                               Class R6                   $  7.84

INVESCO QUALITY INCOME FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2017
FILE NUMBER :       811-2699
SERIES NO.:         26

72DD.                        1 Total income dividends for which record date passed during the period. (000's
                               Omitted)
                               Class A                    $12,306
                             2 Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                    $    13
                               Class C                    $   367
                               Class Y                    $ 2,563
                               Class R5                   $ 5,968
                               Class R6                   $     0

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                             1 Dividends from net investment income
                               Class A                    $0.3972
                             2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                    $0.3041
                               Class C                    $0.3034
                               Class Y                    $0.4279
                               Class R5                   $0.4445
                               Class R6                   $0.3335

74U.                         1 Number of shares outstanding (000's Omitted)
                               Class A                     29,552
                             2 Number of shares outstanding of a second class of open-end company shares (000's
                               Omitted)
                               Class B                         31
                               Class C                      1,110
                               Class Y                      5,586
                               Class R5                    14,673
                               Class R6                         1

74V.                         1 Net asset value per share (to nearest cent)
                               Class A                    $ 11.95
                             2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                    $ 11.91
                               Class C                    $ 11.87
                               Class Y                    $ 12.00
                               Class R5                   $ 12.00
                               Class R6                   $ 12.00

INVESCO CONVERTIBLE SECURITIES FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 12/31/2017
FILE NUMBER :      811-2699
SERIES NO.:        27

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                      $28,718
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                      $    44
                               Class C                      $ 3,589
                               Class Y                      $27,387
                               Class R5                     $    80
                               Class R6                     $   954

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                      $1.0107
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                      $0.8288
                               Class C                      $0.8248
                               Class Y                      $1.0709
                               Class R5                     $1.0808
                               Class R6                     $1.0990

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                       26,751
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                           33
                               Class C                        3,918
                               Class Y                       24,315
                               Class R5                          65
                               Class R6                       1,504

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                      $ 24.41
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                      $ 24.49
                               Class C                      $ 24.30
                               Class Y                      $ 24.44
                               Class R5                     $ 24.43
                               Class R6                     $ 24.43

INVESCO MULTI-ASSET INFLATION FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 12/31/2017
FILE NUMBER :      811-2699
SERIES NO.:        28

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                      $    12
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class C                      $     3
                               Class R                      $     1
                               Class Y                      $    14
                               Class R5                     $     0
                               Class R6                     $     0

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                      $0.1997
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class C                      $0.1376
                               Class R                      $0.1795
                               Class Y                      $0.2219
                               Class R5                     $0.2219
                               Class R6                     $0.2219

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                           58
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class C                           23
                               Class R                            3
                               Class Y                           65
                               Class R5                           1
                               Class R6                           1

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                      $  9.26
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class C                      $  9.20
                               Class R                      $  9.25
                               Class Y                      $  9.29
                               Class R5                     $  9.29
                               Class R6                     $  9.29

INVESCO ALTERNATIVE STRATEGIES FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 12/31/2017
FILE NUMBER :      811-2699
SERIES NO.:        29

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                      $     7
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class C                      $     0
                               Class R                      $     0
                               Class Y                      $    14
                               Class R5                     $     0
                               Class R6                     $     0

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                      $0.0720
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class C                      $0.0153
                               Class R                      $0.0528
                               Class Y                      $0.0945
                               Class R5                     $0.0945
                               Class R6                     $0.0945

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                           97
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class C                           18
                               Class R                            2
                               Class Y                          148
                               Class R5                           1
                               Class R6                           1

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                      $  9.79
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class C                      $  9.72
                               Class R                      $  9.77
                               Class Y                      $  9.82
                               Class R5                     $  9.81
                               Class R6                     $  9.81